SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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COMPUTER ACCESS TECHNOLOGY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 21, 2004

Dear Computer Access Technology Corporation Stockholder,

I am pleased to invite you to the Annual Meeting of Stockholders of Computer Access Technology Corporation to be held on May 20, 2004, at 9:00 a.m., California time, at our principal executive offices at 3385 Scott Boulevard, Santa Clara, California.

This year we are seeking the election of one Class I director and the ratification of the selection of our independent auditors.

Whether or not you plan to attend the Annual Meeting, please sign and return the enclosed proxy card to ensure your representation at the Annual Meeting.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in and the support of our company. We look forward to seeing you at the Annual Meeting.

Very truly yours,

/s/ Carmine J. Napolitano

Carmine J. Napolitano

President, Chief Financial Officer and Secretary

COMPUTER ACCESS TECHNOLOGY CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 20, 2004

To the Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of COMPUTER ACCESS TECHNOLOGY CORPORATION, a Delaware corporation (the “Company”), will be held on Thursday, May 20, 2004 at 9:00 a.m., California time, at the Company’s principal executive offices located at 3385 Scott Boulevard, Santa Clara, California 95054 for the following purposes:

1.	ELECTION OF DIRECTOR. To elect one Class I director to serve until the third Annual Meeting of Stockholders following his election or until a successor has been duly elected and qualified.

2.	RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS. To ratify the appointment of PricewaterhouseCoopers LLP as independent public accountants of the Company for the fiscal year ending December 31, 2004.

3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on March 31, 2004 are entitled to notice of, and to vote at, the Meeting. A copy of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 20, 2004, as amended by the Form 10-K/A filed with the Securities and Exchange Commission on March 3, 2004, including the audited consolidated financial statements for the year ended December 31, 2003, is being mailed herewith to all stockholders of record on March 31, 2004.

Whether or not you plan to attend the Meeting in person, please mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. If you submit your proxy and then decide to attend the Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

By order of the Board of Directors,

/s/ Carmine J. Napolitano

Carmine J. Napolitano

Secretary

Santa Clara, California

April 21, 2004

i

COMPUTER ACCESS TECHNOLOGY CORPORATION

PROXY STATEMENT

FOR 2004 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed Proxy is solicited on behalf of the Board of Directors of COMPUTER ACCESS TECHNOLOGY CORPORATION, a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders (the “Meeting”) to be held Thursday, May 20, 2004 at 9:00 a.m., California time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Meeting will be held at the principal executive offices of the Company located at 3385 Scott Boulevard, Santa Clara, California 95054. The telephone number at that location is (408) 727-6600.

These proxy solicitation materials were first mailed on or about April 21, 2004 to all stockholders entitled to vote at the Meeting.

Record Date and Voting Securities

Stockholders of record at the close of business on March 31, 2004 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. At the Record Date, 19,517,787 shares of the Company’s authorized common stock were issued and outstanding and held of record by 25 stockholders. No shares of the Company’s authorized preferred stock were outstanding as of the Record Date.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by (i) delivering to the Company, to the attention of Carmine J. Napolitano, the Secretary of the Company, a written notice of revocation, (ii) delivering to the Secretary a duly executed proxy bearing a later date, or (iii) attending the Meeting and voting in person.

Voting and Solicitation

Each stockholder is entitled to one vote for each share of common stock on all matters presented at the Meeting. For Proposal 1, one Class I director will be elected by a plurality of votes; the nominee receiving the highest number of affirmative votes of the shares present in person or by proxy at the Meeting and entitled to vote will be elected. Approval and ratification of Proposal 2 will require the affirmative vote of a majority of the shares present in person or by proxy at the Meeting and entitled to vote.

The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Meeting and reimbursements paid to brokerage firms and others for expenses incurred in forwarding solicitation material regarding the Meeting to beneficial owners of the Company’s Common Stock. The Company has retained The Altman Group (“Altman”), a proxy solicitation firm, to forward solicitation material regarding the Meeting for a fee of approximately $1,500, plus customary out-of-pocket expenses and service fees. Prior to the Meeting, the Company may retain Altman, or another proxy solicitation firm, to solicit proxies and to tabulate votes cast by proxy at the Meeting for an additional fee plus customary out-of-pocket expenses and service fees. In addition, the Company may conduct further solicitations personally, by telephone, email or by facsimile through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation. The Inspector of Elections of the Company will tabulate votes cast in person at the Meeting and will also determine whether or not a quorum is present.

Quorum

The required quorum for the transaction of business at the Meeting is a majority of the votes eligible to be cast by holders of shares of common stock issued and outstanding on the record date. Shares that are voted “FOR,” “AGAINST,” “WITHHOLD,” “ABSTAIN” or broker non-votes with respect to a matter will be treated as being present at the meeting for purposes of establishing a quorum. A broker non-vote occurs when a broker or other nominee signs and returns a proxy with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in “street name”) but does not vote on a particular matter because the nominee does not have discretionary authority on that matter and has not received instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters but not on non-routine matters. Routine matters include the election of directors and the ratification of auditors. In determining whether a matter has been approved, abstentions have the same effect as a vote against with respect to the ratification of auditors.

Householding of Annual Meeting Materials

Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one (1) copy of the Proxy Statement and annual report may have been sent to multiple stockholders in a stockholder’s household. The Company will promptly deliver a separate copy of either document to any stockholder who contacts the Company’s Secretary at (408) 727-6600 requesting such copies. If a stockholder is receiving multiple copies of the Proxy Statement and annual report at the stockholder’s household and would like to receive a single copy of the proxy statement and annual report for a stockholder’s household in the future, stockholders should contact their broker, other nominee record holder, or the Company’s investor relations department to request mailing of a single copy of the proxy statement and annual report.

Deadline for Receipt of Stockholder Proposals

Requirements for Stockholder Proposals to be Brought Before The Company’s 2005 Annual Meeting of Stockholders.    The Company intends to hold its 2005 Annual Meeting of Stockholders on May 19, 2005. The Company must receive all proposals to be presented at the 2005 Annual Meeting of Stockholders in writing no later than January 19, 2005, in order to be considered at that meeting. A stockholder’s proposal must set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the Company’s books, of the stockholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (c) the class and number of shares of the Company which are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the proposal is made, and (d) whether such stockholder of record and the beneficial owner, if any, on whose behalf the proposal is made has any material interest in the outcome of such proposal and, if so, a description of such material interest. If the Company does not receive a written proposal on or prior to January 19, 2005, the Board of Directors will have discretionary authority to raise the stockholder proposal at the Meeting for consideration and, if appropriate, a vote.

Requirements for Stockholder Proposals to be Considered for Inclusion in the Proxy Materials.    A stockholder who intends to have a proposal included in the Company’s proxy statement and form of proxy for the Company’s 2005 Annual Meeting of Stockholders must deliver a copy of the proposal to the Company no later than December 20, 2004, in order for the proposal to be considered for inclusion under the rules of the Securities and Exchange Commission.

Any stockholder proposal submitted pursuant to either of the two preceding paragraphs should be submitted to Computer Access Technology Corporation, 3385 Scott Boulevard, Santa Clara, California 95054, Attention: Secretary.

PROPOSAL ONE

Election of Director

The Board of Directors of the Company (the “Board of Directors”) has nominated Philip Pollok for election by the stockholders as the Class I director. See “Information Regarding Executive Officers and Directors” elsewhere in this Proxy Statement for information concerning the nominee.

There are currently five members of the Board of Directors. The Company’s certificate of incorporation and bylaws provide for a classified Board of Directors. In accordance with the terms of the Company’s certificate of incorporation and bylaws, the Board of Directors is divided into three classes whose terms expire at different times and which consist as nearly as possible of an equal number of directors. The three classes are comprised of the following directors:

•	Class I consists of Philip Pollok. The term of the Class I director expires at the commencement of the Meeting. Accordingly, one person is to be elected to serve as the Class I director of the Board of Directors at the Meeting;

•	Class II consists of Andrei Manoliu and Roger W. Johnson. The terms of the Class II directors expire at the 2005 Annual Meeting of Stockholders; and

•	Class III consists of Peretz Tzarnotzky and Dan Wilnai. The terms of the Class III directors expire at the 2006 Annual Meeting of Stockholders.

If elected, the Class I nominee will serve as a director until the Company’s 2007 Annual Meeting of Stockholders or until a successor is earlier elected and qualified. If the nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although the Company knows of no reason to anticipate that these events will occur), the proxies may be voted for such substitute nominee as the Board of Directors may designate.

If a quorum is present and voting, the nominee for the Class I director receiving the highest number of votes will be elected as the Class I director. Votes withheld and broker non-votes have no effect on the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE CLASS I NOMINEE LISTED ABOVE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information regarding the beneficial ownership of the Company’s common stock as of March 31, 2004, by:

•	each person owning beneficially more than 5% of the Company’s outstanding stock as determined by the Company based on a review of filings submitted to the Securities and Exchange Commission as of March 31, 2004;

•	each director and nominee of the Company;

•	the Chief Executive Officer and the four other most highly compensated executive officers of the Company (collectively, the “Named Executive Officers”); and

•	all of the Company’s directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of March 31, 2004 are deemed outstanding as of March 31, 2004. Each stockholder’s percentage ownership in the following table is based on 20,204,219 shares of common stock outstanding on March 31, 2004 including 686,432 shares of common stock issuable to the beneficial owners set forth in the table below upon the exercise of currently outstanding stock options within 60 days of March 31, 2004. Unless otherwise indicated, the principal address of each of the stockholders below is c/o Computer Access Technology Corporation, 3385 Scott Boulevard, Santa Clara, California 95054. Except as otherwise indicated and subject to applicable community property laws, to the Company’s knowledge, the persons named in the table have sole voting and investment power for all of the shares of common stock held by them.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Dan Wilnai (1)	3,792,876	18.77%
Philips Semiconductors Inc. (2)	1,908,795	9.45
Philip Pollok (3)	1,908,795	9.45
Peretz Tzarnotzky (4)	2,223,481	11.01
Carmine Napolitano (5)	180,456	*
Albert Lee (6)	145,019	*
Kevin Fitzgerald (7)	87,289	*
Roger W. Johnson (8)	81,250	*
Andrei Manoliu (9)	62,500	*
Dimensional Fund Advisors Inc. (10)	1,156,400	5.92
All directors and executive officers as a group (8 persons) (11)	8,481,666	41.98%

*	Less than 1% of the outstanding shares of common stock
(1)	Mr. Wilnai’s shares are held in a family trust and a GRAT of which he is a trustee. Mr. Wilnai’s shares include 83,333 shares subject to options exercisable within 60 days after March 31, 2004.
(2)	As reported by Mr. Pollok, Mr. Pollok’s shares include 1,908,795 shares as to which Philips Semiconductors Inc. has voting and investment power. The business address for Philips Semiconductors Inc. is 1240 McKay Dr. M/S 29-SJ, San Jose, CA 95131.
(3)	Mr. Pollok is Senior Vice President and General Manager of the Emerging Businesses Unit of Philips Semiconductors Inc. which holds 1,908,795 shares of the Company’s common stock. To the extent that Mr. Pollok holds any beneficial interest in such shares, he disclaims such beneficial ownership.
(4)	Mr. Tzarnotzky’s shares are held in a family trust of which he is a trustee. Mr. Tzarnotzky’s shares include 51,458 shares subject to options exercisable within 60 days after March 31, 2004.

(5)	Mr. Napolitano’s shares include 177,083 shares subject to options exercisable within 60 days after March 31, 2004.
(6)	Mr. Lee’s shares include 143,519 shares subject to options exercisable within 60 days after March 31, 2004.
(7)	Mr. Fitzgerald’s shares include 87,289 shares subject to options exercisable within 60 days after March 31, 2004.
(8)	Mr. Johnson’s shares include 81,250 shares subject to options exercisable within 60 days after March 31, 2004.
(9)	Mr. Manoliu’s shares include 62,500 shares subject to options exercisable within 60 days after March 31, 2004.
(10)	Information concerning Dimensional Fund Advisors Inc. is based solely on information included in its Schedule 13G filed with the Securities and Exchange Commission on February 6, 2004, for the year ended December 31, 2003.
(11)	Includes (a) 1,908,795 shares of common stock held indirectly and (b) options to purchase 686,432 shares of common stock exercisable in accordance with stock options grant within 60 days of March 31, 2004.

INFORMATION REGARDING EXECUTIVE OFFICERS AND DIRECTORS

Business Experience, Position and Other Information

The following table sets forth, as of March 31, 2004, certain information regarding the Company’s executive officers and directors.

Name	Age	Position
Dan Wilnai	62	Chairman of the Board of Directors and Chief Executive Officer
Carmine Napolitano	36	President, Chief Financial Officer and Secretary
Peretz Tzarnotzky	56	Director and Executive Vice President, Engineering
Albert Lee	61	Vice President, Operations
Kevin Fitzgerald	46	Vice President, Sales
Philip Pollok	50	Director
Roger W. Johnson	69	Director
Andrei Manoliu Ph. D.	52	Director

Dan Wilnai, one of the co-founders of the Company, has served as the Chairman of the Board of Directors since the Company’s incorporation in February 1992, as the Chief Executive Officer from the Company’s incorporation in February 1992 to January 2002 and again beginning in October 2002, as the Company’s President from the Company’s incorporation in February 1992 to January 2002 and again from October 2002 to November 2003, and as the Secretary of the Company from its incorporation in February 1992 until August 2000. Prior to co-founding the Company, from February 1985 to February 1992, Mr. Wilnai served as President of Summit Microsystems, a Company that focused on the FDDI fiber optic local area network standard. Mr. Wilnai holds a B.S. in Electrical Engineering from the Technion-Israel Institute of Technology.

Carmine Napolitano has served as the President, Chief Financial Officer and Secretary of the Company since November 2003, and as Vice President, Chief Financial Officer and Secretary of the Company from September 2002 to November 2003. Prior to joining the Company, from August 1995 to August 2002, Mr. Napolitano served as Vice President of Finance & Administration and Chief Financial Officer of Centric Software, a leader in collaborative product development software. Mr. Napolitano received a B.S. in Mechanical Engineering from the University of California, Santa Barbara and a M.B.A. in Finance from New York University.

Peretz Tzarnotzky, one of the co-founders of the Company, has served as a member of the Board of Directors since the Company’s incorporation in February 1992, and as the Executive Vice President, Engineering

of the Company since September 2002. From January 2002 to September 2002, Mr. Tzarnotzky served as the Executive Vice President, Chief Technology Officer, from July 2000 to January 2002, as the Vice President, Chief Technology Officer of the Company, and from its incorporation in February 1992 to June 2000, as the Company’s Vice President, Engineering. Prior to co-founding the Company, from November 1989 to July 1991, Mr. Tzarnotzky served as a systems engineering group manager at Cadence Design Systems, a developer of design automation products. Mr. Tzarnotzky holds a B.S.C. in Electrical Engineering from Ben-Gurion University of the Negev in Israel.

Albert Lee has served as Vice President, Operations of the Company since December 1997. Prior to joining the Company, from July 1995 to June 1997, Mr. Lee served as Vice President of Operations with Hine Design, Inc., a designer and manufacturer of robotics systems for the semiconductor equipment industry. Mr. Lee holds a B.S. in Business Administration from the University of San Francisco.

Kevin Fitzgerald has served as Vice President, Sales of the Company since January 2004, Vice President, Sales and Technical Services of the Company from October 2002 to December 2003 and Vice President, Sales and Customer Support from April 2002 to October 2002. Prior to joining the Company, from August 2001 to March 2002, Mr. Fitzgerald served as a Business Development Consultant for Perkins & Associates, LLC, a consulting firm focusing on turn-key solutions for telephony call centers. From January 1999 to May 2001, Mr. Fitzgerald served as Vice President of Sales, Marketing and Professional Service at Acropolis Systems, Inc., an enterprise systems provider. From August 1995 to December 1998, Mr. Fitzgerald served as Asian Strategic Account Director and Regional Sales Manager for HAL Computer Systems, a 64-bit server and workstation company. Mr. Fitzgerald holds a BBA in Marketing and Management with a concentration on Information Systems Management from James Madison University.

Philip Pollok has been a director of the Company since February 1999. Since January 1999, Mr. Pollok has served as Senior Vice President and General Manager of the Emerging Businesses Unit of Philips Semiconductors Inc. From February 1998 to October 1998, Mr. Pollok served as the Business Unit Director of Wireless Communications at Mitel Semiconductor, a manufacturer of cellular, GPS, set top box, paging and wireless LAN products. Mr. Pollok holds a B.S.C. in Electronic Engineering from the University of Aston in Birmingham, United Kingdom.

Roger W. Johnson has been a director of the Company since September 2000. Since December 2002, and from March 1996 to September 2001, Mr. Johnson served as President of Roger W. Johnson and Associates, a private consulting firm. From October 2001 to December 2002, Mr. Johnson served as Chairman of the Board of Directors and Chief Executive Officer of Collector’s Universe, Inc., a company specializing in rare collectibles. Mr. Johnson also serves on the board of directors of Maxtor Corporation and Sypris Solutions, Inc. Mr. Johnson holds a B.B.A. in Business Administration from Clarkson University and a M.B.A. in Industrial Management from the University of Massachusetts.

Andrei Manoliu, Ph. D. has been a director of the Company since June 2002. Since April 2000, Dr. Manoliu has served as Managing Director of GrowthPlans LLC, a business and financial consulting firm. From 1982 to March 2000, Dr. Manoliu was an attorney with the law firm of Cooley Godward LLP, most recently as a senior partner, specializing in corporate and securities law. Dr. Manoliu also serves on the board of directors of Ditech Communications Corp., Be, Inc. and a number of other non-publicly traded corporations. Dr. Manoliu holds a J.D. from Stanford University, and a M.A. and Ph.D. in Physics from the University of California at Berkeley.

Director Compensation

Non-employee directors are currently eligible to receive stock options pursuant to the automatic option grant program of the Company’s 2000 Stock Incentive Plan, under which option grants are automatically made at periodic intervals to eligible non-employee board members to purchase shares of common stock at an exercise price equal to 100% of the fair market value of the option shares on the grant date. Under the automatic option grant program, each individual who first becomes a non-employee board member at any time after the initial public offering of the Company’s shares of common stock automatically receives an option grant for 50,000 shares of common stock on the date such individual joins the Board of Directors, provided such individual has not been previously employed by the Company. In addition, on the date of each annual stockholders’ meeting, each non-employee board member who is to continue serving as a non-employee board member, including the current non-employee board members, will be automatically granted an option to purchase 12,500 shares of common stock, provided such individual has served on the Board of Directors for at least the prior six months. Directors who are also employees currently do not receive additional compensation for serving as directors. Mr. Pollok, an employee of Philips Semiconductors, Inc., is not permitted to receive any stock options pursuant to Philips Semiconductors Inc.’s corporate policy.

In addition, for 2003, Mr. Johnson and Mr. Manoliu each received $22,500 in compensation as directors. Mr. Pollok is not permitted to receive any compensation pursuant to Philips Semiconductors Inc.’s corporate policy. The Company compensates its non-employee members of the Board of Directors pursuant to a Board of Directors Compensation Plan (the “Plan”). Prior to October 2003, each non-employee member of the Board of Directors was eligible to receive a stipend for their services as a member of the Board of Directors and any committees of the Board of Directors in the amount of $5,000 per quarter. In October 2003, the Company amended the Plan. Under the terms of the amended Plan, each non-employee member of the Board of Directors is eligible to receive a quarterly cash stipend of i) $5,000 as a member of the Board of Directors; ii) $1,875 if they are the chair of the Audit Committee or Compensation Committee of the Board of Directors; and iii) $625 for membership, other than as the chairman, on the Audit Committee and Compensation Committee of the Board of Directors.

Stockholder Communications with the Board of Directors

The Company’s Board of Directors currently does not have a formal process for stockholders to send communications to the Board of Directors. Nevertheless, the Board of Directors desires that the views of stockholders are heard by the Board of Directors or individual members of the Board of Directors, as applicable, and that appropriate responses are provided to stockholders on a timely basis. The Board of Directors does not recommend that formal communication procedures be adopted at this time because it believes that informal communications are sufficient to communicate questions, comments and observations that could be useful to the Board of Directors. However, stockholders wishing to formally communicate with the Board of Directors may send communications directly to the Board of Directors, Computer Access Technology Corporation, 3385 Scott Boulevard, Santa Clara, California 95054.

Meetings and Committees of the Board of Directors

The Board of Directors held a total of seven meetings during the fiscal year ended December 31, 2003. During their respective terms of office in 2003, each director attended at least 75% of the aggregate number of meetings of the Board of Directors and each committee on which he served. As of April 2004, the Board of Directors has three committees: the Compensation Committee, the Audit Committee, and the Nominating Committee. The Company encourages, but does not require, its Board members to attend the annual meeting of stockholders. One member of the Board of Directors attended the 2003 annual meeting of stockholders. The Board of Directors has determined that a majority of the Board members, Messrs. Pollok, Johnson and Manoliu, are “independent” as that term is defined in Rule 4200 of the listing standards of the Marketplace Rules of the Nasdaq Stock Market, Inc.

The Audit Committee met five times during 2003. The Board of Directors has adopted and approved the Amended and Restated Charter for the Audit Committee effective April 13, 2004 (a copy of which is attached to this Proxy Statement as Appendix A). The Audit Committee reviews and monitors the Company’s internal accounting procedures, corporate financial reporting, external and internal audits, fees, results and scope of the annual audit and other services provided by the independent accountants. The Audit Committee is responsible for the appointment, compensation and oversight of the work of the Company’s independent auditors. The current Audit Committee members are Roger W. Johnson, Philip Pollok and Andrei Manoliu all of whom are “independent” as defined in Rule 4200(a)(15) of the Nasdaq National Market listing standards and Item 7(d)(3)(iv) of Schedule 14A of the Securities Exchange Act of 1934, as amended. The Board of Directors has determined that Roger Johnson is the Company’s “audit committee financial expert” as defined by Item 401(h) of Regulation S-K of the Exchange Act.

The Compensation Committee met four times during 2003. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding all forms of compensation and benefits provided to the Company’s officers. In addition, the Compensation Committee establishes and reviews general policies relating to the compensation and benefits of all the Company’s employees. The current Compensation Committee members are Roger W. Johnson, Philip Pollok and Andrei Manoliu.

The Compensation Committee has also established a special sub-committee. The sub-committee is comprised of one director who is also the President or Chief Executive Officer. The sub-committee has the limited authority to grant stock options to new non-executive employees and consultants in accordance with guidelines established by the Compensation Committee.

The Board of Directors established the Nominating Committee, approved its charter (attached to this Proxy Statement as Appendix B) and completed the appointment of its membership in April 2004. The sole member of the Nominating Committee is Andrei Manoliu and he is “independent” as defined in Rule 4200(a)(15) of the Nasdaq National Market listing standards. The Nominating Committee reviews and makes recommendations to the Board of Directors regarding the performance of the Board of Directors and recommends candidates for election to the Board of Directors. The Nominating Committee considers nominees proposed by stockholders. Subject to certain requirements of the Company’s bylaws as set forth below, the Nominating Committee has not adopted a formal process for such consideration because it believes that the informal consideration process has been adequate given the historical absence of stockholder proposals. The Nominating Committee will review periodically whether a more formal policy should be adopted. To recommend a prospective nominee for the Nominating Committee’s consideration, stockholders must submit to the Secretary of the Company at its corporate offices written notice concerning the stockholder and the prospective nominee in accordance with the Company’s bylaws. Nominations by stockholders must be preceded by notification in writing received by the Secretary of the Company not less than one hundred twenty (120) days prior to any meeting of stockholders called for the election of directors. For the annual meeting of stockholders in 2005, the Secretary must receive this notice along with all information and materials on or before January 19, 2005. Such notification must contain the written consent of each proposed nominee to serve as a Director if so elected and the following information as to each proposed nominee and as to each person, acting alone or in conjunction with one or more other persons as a partnership, limited partnership, syndicate or other group, who participates or is expected to participate in making such nomination or in organizing, directing or financing such nomination or solicitation of proxies to vote for the nominee:

(a)	the name, age, residence, address, and business address of each proposed nominee and of each such person;

(b)	the principal occupation or employment, the name, type of business and address of the corporation or other organization in which such employment is carried on of each proposed nominee and of each such person;

(c)	the amount of stock of the Company owned beneficially, either directly or indirectly, by each proposed nominee and each such person; and

(d)	a description of any arrangement or understanding of each proposed nominee and of each such person with each other or any other person regarding future employment or any future transaction to which the Company will or may be a party.

The presiding officer of the meeting shall have the authority to determine and declare to the meeting that a nomination not preceded by notification made in accordance with the foregoing procedure shall be disregarded.

There are no differences in the manner in which the Nominating Committee evaluates nominees for Director based on whether the nominee is recommended by a stockholder. The Company currently does not pay any third party to identify or assist in identifying or evaluating potential nominees.

In reviewing potential candidates for the Board of Directors, the Nominating Committee considers the individual’s experience in the Company’s industry and related industries, the general business or other experience of the candidate, the needs of the Company for an additional or replacement Director, the personality of the candidate, the candidate’s interest in the business of the Company, as well as numerous other subjective criteria. Of greatest importance is the individual’s integrity, willingness to get involved and ability to bring to the Company experience and knowledge in areas that are most beneficial to the Company. The Board of Directors intends to continue to evaluate candidates for election to the Board of Directors on the basis of the foregoing criteria.

EXECUTIVE COMPENSATION AND RELATED MATTERS

The following table sets forth information concerning compensation paid by the Company, for the years ended December 31, 2003, December 31, 2002, and December 31, 2001, to the Chief Executive Officer and four of the Company’s other most highly compensated executive officers during 2003, referred to collectively in this document as the “Named Executive Officers.” No other executive officer received salary and bonus in excess of $100,000 in 2003.

Summary Compensation Table

				Long-term Compensation
				Awards
		Annual Compensation		Securities Underlying	All Other Compensation
Name and Principal Position	Year	Salary	Bonus	Options (#)	(1)
Dan Wilnai	2003	$250,000	$—	—	$—
Chief Executive Officer (2)	2002	131,000	—	—	4,521
	2001	249,323	—	100,000	5,250

Carmine Napolitano	2003	232,500	—	250,000	—
President, Chief Financial Officer and Secretary (3)	2002	75,708	35,000	350,000	—

Peretz Tzarnotzky	2003	220,000	—	—	—
Executive Vice President, Engineering	2002	220,000	—	—	5,500
	2001	220,503	1,000	70,000	5,250

Albert Lee	2003	175,000	—	—	—
Vice President, Operations	2002	175,000	—	—	—
	2001	173,665	—	65,000	5,250

Kevin Fitzgerald	2003	175,000	53,936	15,000	—
Vice President, Sales (4)	2002	121,307	20,000	150,000	—

(1)	The column entitled All Other Compensation consists solely of contributions made to each executive officer’s account under the Company’s 401(k) profit sharing plan.
(2)	Mr. Wilnai retired from his position as an executive officer in January 2002, but returned to the position in October 2002.
(3)	Mr. Napolitano joined the Company as its Vice President, Chief Financial Officer and Secretary in September 2002. He was promoted to President in November 2003, and retains the titles of Chief Financial Officer and Secretary.
(4)	Mr. Fitzgerald joined the Company in April 2002.

Employment Contracts and Termination of Employment and Change of Control Arrangements

The Company has entered into employment agreements with Albert Lee, Kevin Fitzgerald, and Carmine Napolitano, each of whom were executive officers of the Company as of December 31, 2003.

On December 5, 1997, Albert Lee, the Vice President, Operations of the Company entered into an employment agreement with the Company. When executed, the agreement provided for a starting annual salary of $125,000 subject to periodic review and potential adjustments. The agreement also provides for periodic achievement bonuses based on the Company’s financial performance and on Mr. Lee meeting certain objectives as defined by the management. In connection with his hire, Mr. Lee was also granted options to purchase up to 150,000 shares of common stock pursuant to the Company’s 1994 Stock Option Plan at a per share exercise price of $0.35. In the event Mr. Lee is terminated within twelve months of a change of control of the Company, he may also be entitled to a lump sum severance payment equal to six months of his base salary as of the date of termination.

On April 16, 2002, Kevin Fitzgerald, the Vice President, Sales of the Company entered into an employment agreement with the Company. When executed, the agreement provided for a starting annual salary of $175,000 subject to periodic review and potential adjustments. In addition, commencing January 1, 2003, the agreement provides for quarterly bonuses based on the Company achieving certain revenue targets established by management in advance. Furthermore, Mr. Fitzgerald is eligible for achievement bonuses based on the Company’s financial performance and on his meeting certain objectives as defined by the management. In connection with his hire, Mr. Fitzgerald was also granted options to purchase up to 150,000 shares of common stock pursuant to the Company’s 2000 Stock Incentive Plan at a per share exercise price of $3.55 and up to 30,000 additional shares of common stock at a per share exercise price equal to the fair market value of the common stock as determined based on the closing selling price per share of common stock on the date of grant by the Board of Directors after he completes six months of employment. In the event Mr. Fitzgerald is terminated within twelve months of a change of control, he may also be entitled to a lump sum severance payment equal to six months of his base salary as of the date of termination.

On July 22, 2002, Carmine Napolitano, the President, Chief Financial Officer, and Secretary of the Company, entered into an employment agreement with the Company. When executed, the agreement provided for a starting annual salary of $230,000 subject to periodic review and potential adjustments. The agreement also provides for periodic achievement bonuses based on the Company’s financial performance and on Mr. Napolitano meeting certain objectives as defined by the Compensation Committee of the Board of Directors. Mr. Napolitano was also granted options to purchase up to 350,000 shares of common stock pursuant to the Company’s 2000 Stock Incentive Plan at a per share exercise price of $2.54. In the event Mr. Napolitano is terminated other than for cause, he may also be entitled to severance pay from the Company in an amount equal to his base salary for the twelve calendar month period immediately preceding his termination date, and 50% of his then unvested shares of the stock option grant described above and of each subsequent stock option grant will become fully vested and exercisable as of the termination date.

Option Grants in Fiscal Year 2003

The following table sets forth information regarding stock options granted to the Named Executive Officers during the year ended December 31, 2003. No stock appreciation rights were granted in 2003.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (5)
	Number of Securities Underlying Options	Percentage of Total Options Granted to Employees in	Exercise Price	Expiration
	Granted (1)	Fiscal 2003(2)	($/sh)(3)	Date (4)	5%	10%
Dan Wilnai	—	—%	—	—	$—	$—
Carmine Napolitano	250,000	35.51	4.51	11/15/13	709,079	1,796,945
Peretz Tzarnotzky	—	—	—	—	—	—
Albert Lee	—	—	—	—	—	—
Kevin Fitzgerald	15,000	2.13	2.33	1/28/13	21,980	55,701

(1)	All options were granted under the Company’s 2000 Stock Incentive Plan. Options granted during 2003 vest monthly at a rate of 2.08% of the total shares subject to the option beginning one month after the grant date so that the shares become fully vested four years from the grant date. Certain of these options are entitled to accelerated vesting in the event of a change of control or termination without cause as described elsewhere in this section under the caption “Employment Contracts and Change of Control Agreements.” The term of each option is ten years. The exercise price of each such option is payable in cash or an appropriate number of shares of the Company’s common stock, and the Company may withhold an appropriate number of the shares issuable upon exercise for any withholding or related taxes.
(2)	Based on a total of 704,000 options granted to the Company’s employees in fiscal 2003, including the Named Executive Officers.
(3)	The exercise price per share of options granted represents the fair market value of the underlying shares of common stock on the date the options were granted.
(4)	Options may terminate before their expiration dates if the optionee’s status as an employee or consultant is terminated or upon the optionee’s death or disability.
(5)	In accordance with the rules of the Securities and Exchange Commission, the above table sets forth the potential realizable value over the ten-year period from the grant date to the expiration date, assuming rates of stock appreciation of 5% and 10%, compounded annually and calculated based on the fair market value of the stock on the date of grant. These amounts do not represent the Company’s estimate of future stock price performance. Actual realizable values, if any, of stock options will depend on the future performance of the Company’s common stock.

Aggregate Option Exercises in 2003 and Year-End Option Values

The following table sets forth information for the Company’s Named Executive Officers relating to the shares acquired and dollar value realized from stock option exercises during the year, and the number and value of shares of common stock underlying exercisable and unexercisable options held at December 31, 2003. No stock appreciation rights were outstanding or exercised as of December 31, 2003.

	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options as of December 31, 2003		Value of Unexercised In-the-Money Options as of December 31, 2003 (1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Dan Wilnai	—	$—	72,916	27,084	$—	$—
Carmine Napolitano	—	—	114,583	485,417	187,031	411,469
Peretz Tzarnotzky	—	—	44,166	25,834	12,750	12,750
Albert Lee	24,917	90,773	136,748	28,335	348,548	10,626
Kevin Fitzgerald	—	—	65,937	99,063	50,349	83,451

(1)	The value of “in-the-money” stock options represents the positive difference between the exercise price of options and $4.25, the closing selling price of the underlying shares on December 31, 2003.

Equity Compensation Plan Information

The following table presents information about the Company’s Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company’s existing equity compensation plans as of December 31, 2003, including the Company’s 1994 Stock Option Plan, as amended, the 2000 Stock Option/Stock Issuance Plan, the Special 2000 Stock Option Plan, the 2000 Stock Incentive Plan and the 2000 Employee Stock Purchase Plan.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants, and rights	(b) Weighted-average exercise price of outstanding options, warrants, and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	3,402,000	$3.41	3,527,028
Equity compensation plans not approved by security holders (2)	—		—

Total	3,402,000	$3.41	3,527,028

(1)	Represents shares of the Company’s Common Stock issuable pursuant to the Company’s 1994 Stock Option Plan, as amended, the 2000 Stock Option/Stock Issuance Plan, the Special 2000 Stock Option Plan, the 2000 Stock Incentive Plan and the 2000 Employee Stock Purchase Plan.
(2)	The Company does not have any equity compensation plans which have not been approved by the stockholders of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

The members of the Company’s Board of Directors, the Company’s executive officers and persons who hold more than 10% of the Company’s outstanding common stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, which require them to file with the Securities and Exchange Commission reports with respect to their ownership of the Company’s common stock and their transactions in the Company’s common stock. Based upon the copies of Section 16(a) reports that the Company received from such persons or the written representations received from one or more of such persons concerning reports required to be filed by them for the fiscal year ended December 31, 2003, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by the persons subject to the Section 16(a) reporting requirements except for one Form 4 filing by Carmine J. Napolitano reporting a grant of options under the Company’s 2000 Stock Incentive Plan, which was inadvertently filed late.

Certain Relationships and Related Transactions

In May 2000, the Company loaned $125,000 to Albert Lee pursuant to a promissory note. The principal amount of the loan and all interest that had accrued at a rate of 8% was timely repaid in full by Mr. Lee in May 2003.

On February 24, 2004, the Company entered into an agreement with Dan Wilnai, the Chairman and Chief Executive Officer of the Company, Peretz Tzarnotzky, the Executive Vice President, Engineering and director of the Company, and Philips Semiconductors Inc., a holder of more than 20% of the issued and outstanding stock of the Company as of February 24, 2004, to file a registration statement on Form S-3 with the Securities and Exchange Commission for a firmly underwritten public offering of shares held by the foregoing three stockholders. The agreement provides for the stockholders to pay all expenses directly related to the offering and to advance to the Company the anticipated expenses for the offering. There are no family relationships among any of the directors or executive officers of the Company.

Compensation Committee Interlocks and Insider Participation

Throughout 2003, Philip Pollok, Andrei Manoliu and Roger W. Johnson served as members of the Compensation Committee.

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings made by us under those statutes, the compensation committee report, stock performance graph, audit committee report, and reference to the independence of the audit committee are not deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by us under those statutes.

REPORT OF THE COMPENSATION COMMITTEE

Overview and Philosophy

The Compensation Committee of the Board of Directors (the “Committee”) reviews, approves and makes recommendations for executive officer compensation, including recommendations for stock option grants, to the Board of Directors for its approval. Executive compensation includes the following elements: base salaries; bonuses; stock options; and various benefit plans.

For 2003, the Committee was composed of three independent directors who were not employees of the Company. It is the Committee’s intent that executive compensation be tied to a significant extent directly to the achievement of the Company’s performance objectives. Specifically, the Company’s executive compensation program is designed to reward executive contributions that result in enhanced corporate performance and stockholder value.

Published industry pay survey data is reviewed and relied upon in the Committee’s assessment of appropriate compensation levels, including the Radford Management Survey and data from companies in the computer industry of comparable size, performance and growth rates.

The Committee recognizes that the industry sector in which the Company operates is highly competitive, with the result that there is substantial demand for qualified, experienced executive personnel. The Committee considers it crucial that the Company be assured of attracting and retaining its important executives who are essential to the attainment of the Company’s long-term strategic goals.

For these reasons, the committee believes its executive compensation arrangements must remain competitive with those offered by other companies of similar size, scope, performance levels and complexity of operations.

Annual Cash Compensation and Benefits

The Committee believes that the annual cash compensation paid to executives should be commensurate with the performance of both its executive officers and the Company. For this reason, the Company’s executive officers’ cash compensation consists of base compensation (salary) and variable incentive compensation (bonus).

Base salaries for executive officers are established considering a number of factors, including the Company’s financial performance; the executive’s individual performance and measurable contribution to the Company’s success; and pay levels of similar positions with comparable companies in the industry. Base salary decisions are made as part of the Company’s formal annual review process.

An executive officer’s bonus generally depends on the Company’s overall financial performance and the executive officer’s individual performance. Generally, no bonus payments are made unless minimum revenue and profit targets are achieved. These targets are reviewed periodically to meet the changing nature of the Company’s business.

Stock Options

During fiscal 2003, the Committee approved all stock option grants made to executive officers under the Company’s 2000 Stock Incentive Plan. The plans are designed to attract, retain and motivate the executive officers by providing them with a meaningful stake in the Company’s long-term success.

In making its recommendations, the Committee, or the Company’s Board of Directors, as applicable, takes into consideration grants made to individuals in similar positions in comparable high technology companies; participants’ contributions to the Company’s performance, both short- and long-term; prior stock option grants, especially as they relate to the number of options vested and unvested; and the impact that total option grants made to all participants have on dilution of current stockholder ownership and the Company’s earnings.

Stock option grants made to the Named Executive Officers are set forth in the table of option grants during the last fiscal year above. See “Executive Compensation and Related Matters – Option Grants in Fiscal Year 2003.”

CEO Compensation

It is the intention of the Company’s Board of Directors to periodically set the base salary payable to the Company’s Chief Executive Officer at a level that would be competitive with the base salary levels in effect for other chief executive officers at similarly sized companies within the industry. Based on the Committee’s review of specific performance, length of time in the position, market information, and financial performance of the Company, the Committee determined that the amount of base salary and bonus paid to the Company’s officers, including the Company’s Chief Executive Officer, was reasonable.

Compliance With Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly-held companies for compensation paid to certain executive officers to the extent that compensation exceeds $1 million per officer in any year. The compensation paid to the Company’s executive officers for the 2003 fiscal year did not exceed the $1 million limit per officer, and it is not expected that the cash compensation to be paid to the Company’s executive officers for the 2004 fiscal year will exceed that limit. In addition, the Company’s 2000 Stock Incentive Plan has been structured so that any compensation deemed paid to an executive officer in connection with the exercise of his or her outstanding options under each such plan will qualify as performance-based compensation, which will not be subject to the $1 million limitation. Because it is very unlikely that the cash compensation payable to any of the Company’s executive officers in the foreseeable future will approach the $1 million limit, the Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company’s executive officers. The committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.

The undersigned members of the Compensation Committee during 2003 have submitted this Report to the Board of Directors:

Roger W. Johnson

Andrei Manoliu

Philip Pollok

Stock Performance

Set forth below is a line graph comparing the annual percentage change in the cumulative return to the stockholders of the Company’s common stock with the cumulative return of the Nasdaq composite index and the Nasdaq Electronic Components index for the period commencing on the first day our common stock was traded on the Nasdaq Stock Market, November 10, 2000, and ending on December 31, 2003.

The graph assumes that $100 was invested on November 10, 2000, at the offering price on the date of our initial public offering, in our common stock and in each indices, and that all dividends were reinvested. No cash dividends have been declared or paid on our common stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns. The Company operates on a fiscal year which ends on December 31.

COMPARISON OF 37 MONTH CUMULATIVE TOTAL RETURN*

AMONG COMPUTER ACCESS TECHNOLOGY CORPORATION,

THE NASDAQ STOCK MARKET (U.S.) INDEX

AND THE NASDAQ ELECTRONIC COMPONENTS INDEX

*	$100 invested on 11/10/00 in stock or index—including reinvestment of dividends. Fiscal year ending December 31.

	Cumulative Total Return
	11/10/00	12/31/00	12/31/01	12/31/02	12/31/03
COMPUTER ACCESS TECHNOLOGY CORPORATION	100.00	85.42	41.67	20.75	35.42
NASDAQ STOCK MARKET (U.S.)	100.00	81.16	64.40	44.52	66.60
NASDAQ ELECTRONIC COMPONENTS	100.00	76.46	52.10	27.91	53.82

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

In accordance with its written charter adopted by the Board of Directors of the Company, as amended and restated on April 13, 2004, the Audit Committee (the “Audit Committee”) assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. Since the effective date of the Sarbanes-Oxley Act of 2002, the Audit Committee has become responsible for the appointment, compensation and oversight of the work of the Company’s independent auditors.

The Audit Committee’s responsibilities also include reviewing and approving the planned scope, proposed fee arrangements and results of the Company’s annual audit, reviewing and evaluating the Company’s accounting principles and its system of internal accounting controls, and reviewing the independence of the Company’s independent accountants.

The Company’s management has primary responsibility for preparing the Company’s financial statements and establishing the Company’s financial reporting process. The Company’s independent accountants, PricewaterhouseCoopers LLP, are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles. In this context, the Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited consolidated financial statements with the Company’s management.

2.	The Audit Committee has discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU 380).

3.	The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standards No. 1, Independence Discussions with Audit Committees) and has discussed the independence of the Company’s independent accountants with such accountants.

4.	Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Company’s Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, filed with the Securities and Exchange Commission on February 20, 2004, as amended by the Company’s Form 10-K/A filed with the Securities and Exchange Commission on March 3, 2004.

Based on the representations made to the Audit Committee and the Company by PricewaterhouseCoopers LLP, the Audit Committee is satisfied that for the most recent fiscal year, all of the hours expended on PricewaterhouseCoopers LLP’s audit of the Company’s financial statements for the most recent fiscal year are attributable to work performed by full-time permanent employees of such firm. The Audit Committee is furthermore satisfied that for the most recent fiscal year, all services performed by the Company’s auditors were pre-approved by the Audit Committee.

The undersigned members of the audit committee have submitted this Report to the Board of Directors:

Roger W. Johnson

Andrei Manoliu

Philip Pollok

PROPOSAL TWO

Ratification of Appointment of Independent Public Accountants

General

The Audit Committee of the Company (the “Audit Committee”) has selected PricewaterhouseCoopers LLP, independent public accountants, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2004. The Board of Directors recommends that stockholders vote for ratification of such appointment. Ratification of the independent public accountants requires the affirmative vote of a majority of those shares present in person or by proxy and entitled to vote at the Meeting. Abstentions will have the same effect as a vote against ratification. Broker non-votes on this matter are treated as not entitled to vote on the matter and will not affect the outcome of this vote.

In the event the stockholders fail to ratify the appointment of PricewaterhouseCoopers LLP, the Audit Committee will consider it as a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s best interest.

PricewaterhouseCoopers LLP has audited the consolidated financial statements of the Company annually since 1996. Representatives of PricewaterhouseCoopers LLP will have an opportunity to make a statement at the Meeting if they desire to do so and will be available at the Meeting to respond to any appropriate questions.

Fees for Audit and Other Services

PricewaterhouseCoopers LLP, the independent accountants of the Company, billed the following fees for services rendered to the Company for the years ended December 31, 2003 and December 31, 2002:

	Fiscal 2003	Fiscal 2002
Audit Fees (1)	$183,050	$189,000
Audit-Related Fees (2)	—	—
Tax Fees (3)	$19,386	$49,000
All Other Fees (4)	—	—

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements.
(2)	Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” There were no Audit-Related Fees incurred in fiscal 2003 or 2002.
(3)	Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning (domestic and international).
(4)	All Other Fees consist of fees for products and services other than the services reported above. There were no All Other Fees incurred in fiscal 2003 or 2002.

In making its recommendation to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004, the Audit Committee has considered whether services other than audit and audit-related services provided by PricewaterhouseCoopers LLP are compatible with maintaining the independence of PricewaterhouseCoopers LLP.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee pre-approves all services provided by the independent auditors. For each proposed service, the independent auditor is required to provide detailed documentation at the time of approval.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

OTHER MATTERS

We will mail without charge, upon written request, a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, filed on February 20, 2004, as amended by the Company’s Form 10-K/A filed on March 3, 2004, including financial statements and schedules and list of exhibits. Requests should be sent to Computer Access Technology Corporation, 3385 Scott Boulevard, Santa Clara, California 95054, Attention: Secretary.

We know of no other matters to be submitted at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

For the Board of Directors

/s/ Carmine J. Napolitano

Carmine J. Napolitano

Secretary

Dated: April 21, 2004

Appendix A

AMENDED AND RESTATED

CHARTER OF THE AUDIT COMMITTEE

OF

COMPUTER ACCESS TECHNOLOGY CORPORATION

(EFFECTIVE APRIL 13, 2004)

AUTHORITY AND PURPOSE

The Audit Committee (the “Committee”) of Computer Access Technology Corporation (the “Corporation”) is appointed by the Corporation’s Board of Directors (the “Board”) to oversee the accounting and financial reporting processes of the Corporation and audits of the financial statements of the Corporation. The Committee shall undertake those specific duties and responsibilities listed below and such other duties as the Board shall from time to time prescribe. All powers of the Committee are subject to the restrictions designated in the Corporation’s Bylaws and applicable law.

STATEMENT OF POLICY

The Committee shall oversee the accounting and financial reporting processes of the Corporation and audits of the financial statements of the Corporation. In so doing, the Committee shall endeavor to maintain free and open means of communication between the directors, the independent auditors and the financial management of the Corporation. In addition, the Committee shall review the policies and procedures adopted by the Corporation to fulfill its responsibilities regarding the fair and accurate presentation of financial statements in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and the National Association of Securities Dealers (the “NASD”) applicable to Nasdaq listed issuers.

COMMITTEE STRUCTURE AND MEMBERSHIP

The Committee shall be comprised of three or more directors, as determined by the Board. The Committee members shall be designated by the Board and shall serve at the discretion of the Board.

Each member of the Committee shall be an independent director who meets the requirements for independence set forth in the applicable rules and regulations of the SEC and the NASD applicable to Nasdaq listed issuers. For purposes hereof, an “independent director” shall:

1.	accept no consulting, advisory or other compensatory fee from the Corporation other than in his or her capacity as a member of the Committee, the Board or any other committee of the Board and shall not otherwise be an affiliated person of the Corporation, and

2.	be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director.

At least one member of the Committee shall be an “audit committee financial expert,” as defined by Item 401(h) of Regulation S-K, having (i) an understanding of generally accepted accounting principles and financial statements, (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, (iii) experience preparing, auditing, analyzing or evaluating financial statements that present the breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Corporation’s financial statements (or experience actively supervising one or more persons engaged in such activities), (iv) an understanding on internal controls and procedures for financial reporting and (v) an understanding of audit committee functions.

Each member of the Committee shall be able to read and understand fundamental financial statements in accordance with the rules of the NASD applicable to Nasdaq listed issuers.

POWERS

The Committee shall have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Committee shall be empowered to engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Board has granted the Committee the authority to spend a predetermined amount per calendar year for fees and expenses of such independent counsel and other advisors engaged by the Committee. To the extent the Committee makes a determination that additional funds are required to further its obligations (and such requirement is appropriate in light of the circumstances), the Committee shall request additional funds from the Board and the Board shall promptly approve such request and pay such expenses. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Those tasks are the responsibility of management and the independent auditor. The Board and the Committee are in place to represent the Corporation’s stockholders. Accordingly, the independent auditor is ultimately accountable to the Board and the Committee.

RESPONSIBILITIES

The Committee’s policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board and the Corporation’s stockholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements. Therefore, the Committee shall be authorized to perform such functions and to exercise such power as it may deem necessary or advisable in the efficient and lawful discharge of its responsibilities, whether or not specifically enumerated below.

In meeting its responsibilities, the Committee is expected to:

1.	Review and reassess the adequacy of this Charter annually.

2.	With respect to the Corporation’s independent auditors:

a.	The Committee is solely responsible for the appointment, compensation and oversight of the work of the Corporation’s independent auditors. The Committee shall preapprove all auditing services (including the provision of comfort letters) and non-audit services provided by the independent auditors to the Corporation, but only as permitted by the rules and regulations of the NASD as applicable to Nasdaq listed issuers, the SEC and any other applicable regulatory body. The Committee may delegate to one or more designated Committee members the authority to grant preapprovals required by the foregoing sentence. The decisions of any Committee member to whom authority is delegated hereunder shall be presented to the Committee at each of its scheduled meetings. The independent auditors shall be ultimately accountable to the Board and to the Committee as representatives of the Corporation’s stockholders.

b.	Review the independence and performance of the independent auditors, including a review of management consulting services, tax services, and related fees, provided by the independent auditors. The Committee shall require the independent auditors at least annually to provide a formal written statement delineating all relationships between the independent auditors and the Corporation consistent with the rules of the NASD applicable to Nasdaq listed issuers and request information from the independent auditors and management to determine the presence or absence of a conflict of interest. The Committee shall have sole authority to pre-approve any offer of employment by the Corporation to anyone who is or has been employed by the Company’s independent auditors within the five years prior to the date of any such offer if such offer of employment is in an accounting role or financial reporting oversight role. The Committee shall actively engage the auditors in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors. The Committee shall take, or recommend that the full Board take, appropriate action to oversee the independence of the auditors.

c.	Meet with the independent auditors and management to review the scope of the proposed audit for the then-current year and the audit procedures to be utilized, and at the conclusion thereof, review such audit, including any comments or recommendations made by the independent auditors.

d.	Meet with the independent auditors and senior management in separate executive sessions to discuss any matters that the Committee, the independent auditors or senior management believe should be discussed privately with the Committee, which may include, without limitation, the cooperation received during the audit examination, the sufficiency of the Corporation’s financial, accounting and auditing personnel, and the responsiveness of the independent auditors to the Corporation’s and the Committee’s needs.

3.	Review and concur with management on the need, if any, for an internal audit department.

4.	Review and discuss with management and the independent auditors, before release, the audited financial statements and the Management’s Discussion and Analysis proposed to be included in the Corporation’s Annual Report in Form 10-K. Make a recommendation to the Board whether or not the audited financial statements should be included in the Corporation’s Annual Report on Form 10-K.

5.	In consultation with the independent auditors, the internal audit department, if any, and management, consider and review at the completion of the annual examinations and such other times as the Committee may deem appropriate:

a.	The Corporation’s annual financial statements and related notes.

b.	The independent auditors’ audit of the financial statements and their report thereon.

c.	The independent auditors’ reports regarding critical accounting policies, alternative treatments of financial information and other material written communications between the independent auditors and management.

d.	Any deficiency in, or suggested improvement to, the procedures or practices employed by the Corporation as reported by the independent auditors in their annual management letter.

6.	With such assistance from the independent auditors, internal audit department, if any, and/or management, as the Committee shall request, the Committee shall consider and review the following:

a.	Any significant changes required in the independent auditors’ audit plan.

b.	Any difficulties or disputes with management encountered during the course of the audit.

c.	The adequacy and effectiveness of the Corporation’s system of internal financial controls, with particular emphasis on their adequacy to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

d.	The effect or potential effect of any regulatory regime, accounting initiatives or off-balance sheet structures on the Company’s financial statements.

e.	Any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Corporation’s financial statements or accounting policies.

f.	Other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards.

7.	Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented.

8.	Obtain from the independent auditor assurance that it has complied with Section 10A of the Securities Exchange Act of 1934.

9.	Establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by the Corporation’s employees of concerns regarding questionable accounting or auditing matters.

10.	Prepare a report in the Corporation’s proxy statement in accordance with SEC requirements.

11.	Review and approve all related party transactions (as defined in Item 404 of Regulation S-K of the Securities Act of 1933) on an ongoing basis.

12.	Review, before announcement or release, the Corporation’s press releases and other disclosures containing financial information and/or discuss the contents thereof with management and review the financial statements and Management’s Discussion and Analysis section of the Corporation’s Quarterly Reports on Form 10-Q.

Appendix B

CHARTER OF THE NOMINATING COMMITTEE

OF

COMPUTER ACCESS TECHNOLOGY CORPORATION

(Effective April 13, 2004)

AUTHORITY AND PURPOSE

The Nominating Committee (the “Committee”) of Computer Access Technology Corporation (the “Corporation”) is appointed by the Corporation’s Board of Directors (the “Board”) to assist the Board in selecting nominees for election to the Board and to monitor the composition of the Board. The Committee shall undertake those specific duties and responsibilities listed below and such other duties as the Board shall from time to time prescribe.

The purpose of the Committee shall be to assess the performance of the Board and to make recommendations to the Board from time to time, or whenever it shall be called upon to do so, regarding nominees for the Board. All powers of the Committee are subject to the restrictions designated in the Corporation’s Bylaws and by applicable law.

COMMITTEE MEMBERSHIP

The Committee members (the “Members”) shall be appointed by the Board and will serve at the discretion of the Board. The Committee will consist of at least one (1) member of the Board. The Committee shall be composed of members of the Board and each Member shall meet the independence requirements of the Nasdaq Stock Market, Inc. Corporate Governance Rules (the “Nasdaq Rules”) unless an exception to the independence requirements is otherwise permitted under the Nasdaq Rules. A director shall not be independent if (a) such director is an officer or employee of the Company or any of its subsidiaries or (b) such director has a relationship with the Company which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of such director. Unless otherwise directed by the Board, each Member shall serve until such Member ceases to serve as a member of the Board, or until his or her successor has been duly appointed by the Board.

DUTIES AND RESPONSIBILITIES

The duties of the Committee shall include, without limitation, the following:

(1)	Monitoring and making recommendations to the Board concerning the size and composition of the Board.

(2)	Considering and making recommendations to the Board with respect to the nominations or elections of directors to the Board.

In considering potential new directors, the Committee will review individuals from various disciplines and backgrounds. Among the qualifications to be considered in the selection of candidates are broad experience in business, finance or administration; familiarity with national and international business matters; familiarity with the Corporation’s industry; and prominence and reputation. Since prominence and reputation in a particular profession or field of endeavor are what bring most persons to the Board’s attention, there is the further consideration of whether the individual has the time available to devote to the work of the Board and one or more of its committees.

B-1

A review is also to be made of the activities and associations of each candidate to ensure that there is no legal impediment, conflict of interest, or other consideration that might hinder or prevent service on the Board. In making its selection, the Committee will bear in mind that the foremost responsibility of a director of a Corporation is to represent the interests of the stockholders as a whole.

The Committee shall periodically review and reassess the adequacy of this Charter and propose any changes to the Board for approval.

CONDUCT OF BUSINESS

The Committee shall conduct its business in accordance with this Charter, the Corporation’s bylaws and any direction by the entire Board. The Committee shall report, at least annually, to the Board. Prior to the annual meeting of stockholders, the Committee will recommend to the Board the persons who will be the nominees of the Board for the election of whom the Board will solicit proxies. As part of this process, the Committee will consider candidates recommended by stockholders of the Corporation. To recommend a prospective nominee for the Committee’s consideration, stockholders must timely submit written notice to the Corporation’s Secretary and provide the information concerning the stockholder and the prospective nominee(s) in accordance with the Corporation’s bylaws and such other information as the Corporation may reasonably request.

MEETINGS

The Committee will meet at least one time each year. The Committee may establish its own schedule which it will provide to the Board in advance.

MINUTES

The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

B-2

Dear Stockholder:

Please take note of the important information enclosed with this Proxy. There are a number of issues related to the operation of the Company that require your immediate attention.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy in the enclosed postage paid envelope.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Computer Access Technology Corporation

DETACH HERE	ZCPAC2

PROXY

COMPUTER ACCESS TECHNOLOGY CORPORATION

3385 Scott Boulevard

Santa Clara, California 95054

SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Dan Wilnai, Chief Executive Officer, or Carmine J. Napolitano, President, with the power to appoint their substitute(s) and hereby authorizes either Mr. Wilnai or Mr. Napolitano to represent and to vote, as designated on the reverse side, all shares of common stock of Computer Access Technology Corporation (the “Company”) held of record by the undersigned on March 31, 2004 at the Annual Meeting of Stockholders to be held on May 20, 2004 and any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO PROPOSAL 1 OR PROPOSAL 2 SPECIFIED IN THIS PROXY, THIS PROXY WILL BE VOTED FOR EACH SUCH PROPOSAL.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

COMPUTER ACCESS

TECHNOLOGY CORPORATION

C/O EQUISERVE TRUST COMPANY, N.A.

P.O. BOX 8694

EDISON, NJ 08818-8694

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL	ZCPAC1

#CPA

☒	Please mark votes as in this example.

DIRECTOR					PROPOSAL(S)
							FOR	AGAINST	ABSTAIN
1.	Directors recommend: A vote for the election of the following nominee: (01) Philip Pollok				2.	Ratify the appointment of PricewaterhouseCoopers LLP as independent public accountants.	☐	☐	☐
	For the nominee	☐	☐	Withheld for the nominee		Note: such other business as may properly come before the meeting or any adjournment thereof.

In his discretion, the applicable proxy holder is authorized to vote the shares represented by this proxy upon any other business that may properly come before the meeting. In each such case, the applicable proxy holder shall vote the shares according to the recommendation of management.

						MARK HERE IF YOU PLAN TO ATTEND THE MEETING			☐
						MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT			☐

Please sign exactly as your name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.

Signature: _________________________________	Date: ____________________	Signature: _________________________________	Date: __________________